CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atlantis Technology Group  (the "Company") on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Christopher M. Dubeau, Chief Executive Officer and Principal Financial Officer, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2008
By: /s/ Christopher M. Dubeau
Christopher M. Dubeau, Chief Executive Officer
and Principal Financial Officer, Principal Accounting Officer